UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report

(Date of earliest event reported)  December 8, 2005

MICRO COMPONENT TECHNOLOGY, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-22384	41-0985960
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

2340 West County Road C, St. Paul, Minnesota 55113

(651) 697-4000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                          Changes In Registrant’s Certifying Accountant.

On December 8, 2005, the Registrant’s independent public accountants, Virchow, Krause & Company, LLP (“Virchow Krause”), formally notified the Registrant that it will resign, effective with the completion of the audit for the fiscal year ending December 31, 2005.

Also on December 8, 2005, the Board of Directors, pursuant to the recommendation of the Audit Committee, approved the retention of Olsen, Thielen & Co. Ltd. (“Olsen Thielen”), as the Registrant’s independent public accountants for the fiscal year ending December 31, 2006.

The audit report of Virchow Krause on the financial statements of the Company for the year ended December 31, 2004 contains an explanatory paragraph that raises substantial doubt about the Registrant’s ability to continue as a going concern.  The audit reports of Virchow Krause on the financial statements of the Registrant for the last two fiscal years ended December 31, 2004, did not contain any other adverse opinion or disclaimer of opinion, nor were those opinions otherwise qualified or modified as to audit scope or accounting principles.  During the Registrant’s two most recent fiscal years ended December 31, 2004, and during the subsequent interim period preceding the resignation of Virchow Krause, there was no disagreement between the Registrant and Virchow Krause on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Virchow Krause’s satisfaction, would have caused Virchow Krause to make reference to the subject matter of the disagreement in connection with its reports.  During the Registrant’s two most recent fiscal years and the subsequent interim period through December 8, 2005, there were no reportable events, as that term is defined by Item 304 of Regulation S-K.

No consultations occurred between the Registrant and Olsen Thielen during the two most recent fiscal years ended December 31, 2004, and during the subsequent interim period preceding the resignation of Virchow Krause, regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (2) any matter that was the subject of a disagreement or a reportable event.

Item 9.01.                                          Financial Statements And Exhibits.

(d)                                 Exhibits

16.                                 Letter Re Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO COMPONENT TECHNOLOGY, INC.

Date:	December 8, 2005	By:	/s/ Roger E. Gower
Roger E. Gower,
President and Chief Executive Officer